SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report:  April 29, 2004
(Date of earliest event reported)

Commission File No. 333-109285


                       Banc of America Funding Corporation
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                Delaware                               56-193-0085
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        (State of Incorporation)          (I.R.S. Employer Identification No.)


      214 North Tryon Street, Charlotte, NC                        28255
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     Address of principal executive offices                      (Zip Code)


                                 (704) 386-2400
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               Registrant's Telephone Number, including area code


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              (Former name, former address and former fiscal year,
                         if changed since last report)


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ITEM 5.     Other Events

      On April 29, 2004, Banc of America Funding Corporation, a Delaware corporation (the "Registrant"), sold Mortgage Pass-Through Certificates, Series 2004-1, Class 1-A-1, Class 1-A-R, Class 1-A-LR, Class 2-A-1, Class 3-A-1, Class 4-A-1, Class CB-IO, Class 5-A-1, Class 6-A-1, Class 7-A-1, Class NC-IO, Class 8-A-1, Class 8-IO, Class PO, Class B-1, Class B-2 and Class B-3 (the "Offered Certificates"), having an aggregate original principal balance of $526,830,278. The Offered Certificates were issued pursuant to a Pooling and Servicing Agreement, dated April 29, 2004, among the Registrant, Wells Fargo Home Mortgage, Inc., as servicer, Wachovia Bank, National Association, as trustee, and Wells Fargo Bank, National Association, as securities administrator (the "Agreement"), a copy of which is filed as an exhibit hereto. Mortgage Pass-Through Certificates, Series 2004-1, Class B-4, Class B-5 and Class B-6 Certificates, having an aggregate initial principal balance of $7,751,916 (the "Private Class B Certificates"), were also issued pursuant to the Agreement. In addition, Mortgage Pass-Through Certificates, Series 2004-1, Class P Certificates (the "Class P Certificates" and, together with the Offered Certificates and the Private Class B Certificates, the "Certificates"), which are entitled to any prepayment premiums, were also issued pursuant to the Agreement.

      As of the date of initial issuance, the Offered Certificates evidenced an approximate 98.55% undivided interest in a trust (the "Trust"), consisting principally of fixed interest rate, conventional, monthly pay, fully-amortizing, one- to four-family residential first mortgage loans. The remaining undivided interests in the Trust are evidenced by the Private Class B Certificates distributions on which are subordinated to distributions on the Offered Certificates.

      Interest on the Offered Certificates will be distributed on each Distribution Date (as defined in the Agreement). Monthly distributions in reduction of the principal balance of the Offered Certificates will be allocated to the Offered Certificates in accordance with the priorities set forth in the Agreement. Distributions of interest and in reduction of principal balance on any Distribution Date will be made to the extent that the Pool Distribution Amount is sufficient therefor.

      Elections will be made to treat the Trust as a REMIC for federal income tax purposes (the "REMIC"). The Class 1-A-1, Class 2-A-1, Class 3-A-1, Class 4-A-1, Class 5-A-1, Class 6-A-1, Class 7-A-1, Class 8-A-1, Class 8-IO, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates and each Component will be treated as "regular interests" in the REMIC and the Class 1-A-R and Class 1-A-LR Certificates will be treated as the "residual interest" in the REMIC.


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ITEM 7.     Financial Statements and Exhibits

            (c)   Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                            Description
-----------                            -----------
      (EX-4)                           Pooling and Servicing Agreement, dated
                                       April 29, 2004, among Banc of America
                                       Funding Corporation, Wells Fargo Home
                                       Mortgage, Inc., Wachovia Bank, National
                                       Association, as trustee, and Wells Fargo
                                       Bank, National Association, as
                                       securities administrator.

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       BANC OF AMERICA FUNDING CORPORATION


April 29, 2004


                                    By:   /s/ Michael P. Schoffelen
                                       ------------------------------
                                       Name:  Michael P. Schoffelen
                                       Title: Senior Vice President


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                                INDEX TO EXHIBITS

                                                              Paper (P) or
Exhibit No.                 Description                       Electronic (E)
-----------                 -----------                       --------------

   (EX-4)                   Pooling and Servicing Agreement,    E
                            dated April 29, 2004 among Banc
                            of America Funding Corporation,
                            Wells Fargo Home Mortgage, Inc.,
                            Wachovia Bank, National
                            Association, as trustee, and
                            Wells Fargo Bank, National
                            Association, as securities
                            administrator.